Property, Plant and Equipment and Assets Held for Sale	12 Months Ended
Aug. 27, 2016
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment and Assets Held for Sale
Property, Plant and Equipment and Assets Held for Sale
Property, plant and equipment is stated at cost, net of accumulated depreciation and consists of the following:

(In thousands)	August 27, 2016	August 29, 2015
Land	$3,864	$1,874
Buildings and building improvements	62,073	53,388
Machinery and equipment	95,087	94,034
Software	15,878	8,033
Transportation	8,956	8,913
Total property, plant and equipment, gross	185,858	166,242
Less accumulated depreciation	(129,927)	(128,992)
Total property, plant and equipment, net	$55,931	$37,250

On April 17, 2015 we purchased the Towables assembly facilities in Middlebury, Indiana for $5.4 million and on May 5, 2015 we purchased a facility in Waverly, Iowa for $850,000 for expansion of our subassembly operations.

On November 30, 2015 we purchased land and buildings from Country Coach in Junction City, Oregon for approximately $5.7 million. On January 6, 2016 we purchased adjacent property in Junction City for approximately $4.0 million. These properties are currently being used for expansion of West Coast motorhome manufacturing and service operations.

Assets Held for Sale
At August 29, 2015 and August 27, 2016, we had no assets held for sale. In the third quarter of Fiscal 2015 we placed our corporate plane for sale, recorded an impairment of $462,000 and reclassified the net book value to current other assets in the consolidated balance sheets. In the fourth quarter of Fiscal 2015 we took our plane off the market and reclassified the net book value to property, plant and equipment in the consolidated balance sheets.